Exhibit 10.16


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND SUCH SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO VIRTUAL GAMING TECHNOLOGIES, INC., OR (2) PURSUANT TO A REGISTRATION STATEMENT FILED UNDER THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

                         COMMON STOCK PURCHASE WARRANT

           For the Purchase of up to 200,000 Shares of Common Stock,
                               $.00001 Par Value

                                       of

                       VIRTUAL GAMING TECHNOLOGIES, INC.

                            (A Delaware Corporation)

      THIS CERTIFIES THAT, for value received, UNISTAR ENTERTAINMENT, INC. (the "Holder"), as registered owner of this Warrant, is entitled to at any time or from time to time before 5:00 p.m., California Time, March 5, 2002, but not thereafter, to subscribe for, purchase and receive 200,000 fully paid and nonassessable shares of the $.00001 par value common stock (the "Common Stock"), of VIRTUAL GAMING TECHNOLOGIES, INC., a Delaware corporation (the "Company"). The exercise price for such number of shares shall be $3.45 per share. The number of shares of Common Stock deliverable hereunder, and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable hereunder, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock." The exercise price of a share of Warrant Stock in effect at any time, and as adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price."

      1. Exercise of Warrant. This Warrant may be exercised by presentation and surrender of this Warrant and payment by cashier's check of the Exercise Price for such shares of Warrant Stock to the Company at the principal office of the Company. If the subscription rights represented hereby are not exercised at or before 5:00 P.M., California Time, on March 5, 2002, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire. This Warrant may be exercised in accordance with its terms in whole or in part (payment of a portion of the Exercise Price shall proportionately reduce the number of shares to be issued to the Holder). In the event of the exercise in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of shares of the Warrant Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

      2. Right of Repurchase. This Warrant contains no express or mandatory repurchase right or right of redemption.

      3. Rights of the Holder. Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matters submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Stock issuable upon the exercise hereof shall have become deliverable as provided herein.

      4.  Adjustments to Exercise Price and Number of Shares.

          (a) Adjustment for Reclassifications. In case at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionately.

          (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

          (c) If at any time during the 18 months beginning March 6, 1997 the Company shall issue shares of Common Stock for consideration of less than $3.00 per share of Common Stock, then the Exercise Price shall be decreased to an amount determined by multiplying such Exercise Price in effect immediately prior to the issuance date by a fraction, the denominator of which is the product of the total number of shares of Common Stock outstanding immediately after such issuance multiplied by three (3), and the numerator of which is the sum of (x) the product of multiplying the number of shares of Common Stock outstanding immediately prior to such issuance by three (3), plus (y) the dollar value of the consideration received by the Company for such issued shares.

      5.  Transfer to Comply with the Securities Act of 1933.

          (a) This Warrant and the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 5 with respect to any resale or other disposition of such securities.

          (b) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND SUCH SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO VIRTUAL GAMING TECHNOLOGIES, INC., OR (2) PURSUANT TO A REGISTRATION STATEMENT FILED UNDER THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

      6. Reservation of Common Stock, Etc. There have been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on this 5th day of March, 1997.


                                          VIRTUAL GAMING TECHNOLOGIES, INC.
                                          a Delaware corporation



                                          By:/s/ Daniel B. Najor
                                             ------------------------------
                                             Daniel B. Najor,
                                             Chief Executive Officer